U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

UCN, INC.
(Exact name of registrant as specified in its charter)

0-26917
(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 8406
(Address of principal executive offices)

(801) 320-3300
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.01        Completion of Acquisition or Disposition of Asset.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant.

Item 3.02        Unregistered Sales of Securities.

On January 5, 2005 UCN, Inc. closed the acquisition of MyACD, Inc., a Utah corporation. In the transaction UCN purchased all of the outstanding capital stock of MyACD from its stockholders, Michael L. Shelton and David O. Peterson. MyACD develops and distributes telephony software solutions for call center traffic management and related functions that UCN offers to customers over its VoIP network acquired earlier in 2003.

The total purchase price for MyACD is $6,211,384. The purchase price was paid through promissory notes issued by UCN to Mr. Shelton in the principal amount of $5,629,846 and to Mr. Peterson in the principal amount of $581,538. Both notes are non-interest bearing.

UCN made the first payment under the Shelton note of $1,357,461.50 at the time of closing by issuing to Mr. Shelton 562,985 restricted shares of UCN common stock and paying cash in the amount of $231,491.50. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 and no commission was paid to any person in connection with the transaction. The remaining payments under the Shelton note are:

(a) A payment of $35,255 on January 15, 2005;

(b) 11 monthly payments on the 15th day of each month beginning February 15, 2005 each in an amount equal to 15.4 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $35,255 or greater than $135,956;

(c) 12 monthly payments on the 15th day of each month beginning January 15, 2006 each in an amount equal to 15.4 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $90,640 or greater than $181,280;

(d) 12 monthly payments on the 15th day of each month beginning January 15, 2007 each in an amount equal to 15.4 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $135,956 or greater than $226,595; and

(e) All remaining unpaid principal on or before January 15, 2008.

UCN made the first payment under the Peterson note of $195,384.50 in cash at the time of closing. The remaining payments under the Peterson note are:

(a) A payment of $4,745.00 on January 15, 2005;

(b) 11 monthly payments on the 15th day of each month beginning February 15, 2005 each in an amount equal to 1.6 percent of of MyACD product revenue in each calendar month, but in no event will each such payment be less that $4,745.00 or greater than $14,044.00;

(c) 12 monthly payments on the 15th day of each month beginning January 15, 2006 each in an amount equal to 1.6 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $9,360.00 or greater than $18,720.00;

(d) 12 monthly payments on the 15th day of each month beginning January 15, 2007 each in an amount equal to 1.6 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $14,044.00 or greater than $23,405.00; and

(e) All remaining unpaid principal on or before January 5, 2008.

Both notes will be secured by UCN pledging the common stock of MyACD acquired in the transaction as collateral. UCN’s payment obligations under the notes may be accelerated by the holders on the occurrence of events of default, which include non-payment, insolvency or bankruptcy, breaches of certain representations and warranties of UCN in the purchase agreement, or UCN’s termination without cause of employment agreements with Messrs. Shelton or Peterson.

At the end of December 2004 UCN advanced $65,000 to MyACD to pay-off an outstanding note payable to a former stockholder of MyACD. This advance to MyACD will be recorded as an asset on UCN’s balance sheet at December 31, 2004, but will be eliminated through consolidation of the new subsidiary for financial reporting purposes in subsequent periods.

MyACD was the obligor on another promissory note issued in October 2003 to a former stockholder of MyACD in the principal amount of $405,875 at December 31, 2004. Upon the acquisition of MyACD as a wholly owned subsidiary the remaining payment obligation on this note will appear on the balance sheet of UCN in 2005 as a result of its consolidation with MyACD for financial reporting purposes. The note is non-interest bearing and is payable in monthly installments of $11,275 through December 31, 2008 when all remaining principal is due and payable in full. This note is secured by a pledge of 2,790,000 shares of the common stock of MyACD. MyACD’s payment obligations under the note may be accelerated by the holder in the event of a payment default, insolvency, or bankruptcy of MyACD.

In connection with the transaction, UCN now employs Michael L. Shelton and David O. Peterson. Mr. Shelton will serve as an executive vice president and Chief Technology Officer at an annual salary of $120,000. Mr. Peterson will serve as a software engineer and programmer at an annual salary of $100,000. Messrs. Shelton and Peterson are entitled to participate in bonus, option, pension insurance, and other benefit plans established from time to time by UCN for its employees. Individual bonus or incentive compensation may be granted at the discretion of the Board of Directors.

Item 9.01        Financial Statements and Exhibits.

Financial Statements.

The financial statements of MyACD required under Item 9.01(a) and pro form financial information required under Item 9.01(b) will be filed with the Securities and Exchange Commission by amendment to this report no later than 71 days after the date that this initial report must be filed.

Exhibits:         Copies of the following documents are included as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-K.

Exhibit No.	Title of Document
10.1	Cooperation and Management Agreement between UCN, Inc. (formerly Buyers United, Inc.) and MyACD, Inc., dated October 1, 2003*

Excluding:
Schedule I - Buyers United Existing Customers;
Schedule II - MyACD Customers;
Schedule III - Enhanced Services Marketing Budget;
Schedule IV - Monthly Budget Payments; and
Schedule V - Revised Wholesale Services Agreement Pricing (6)

10.2	Purchase Option Agreement between UCN, Inc. (formerly Buyers United, Inc.), Michael L. Shelton and David O. Peterson dated October 1, 2003*

Excluding:
Exhibit A - Form of Term Note;
Exhibit B - Form of Security and Pledge Agreement;
Exhibit C - Form of Term Note;
Exhibit D - Form of Security and Pledge Agreement;
Exhibit E - Form of Employment Agreement;
Exhibit F - Form of Stock Option Grant; and
Exhibit G - Form of Employment Agreement (6)

10.3	Purchase Option Exercise and Agreement on Related Matters between UCN, Inc., MyACD, Inc., Michael L. Shelton, and David O. Peterson dated September 30, 2004**

Excluding: Exhibit A - Form of Shelton Term Note; Exhibit B - Form of Peterson Term Note; and Exhibit C - Schedule IV - Monthly Budget Payments

*	These documents were filed as exhibits to UCN’s annual report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 30, 2004, and are incorporated herein by this reference.

**	This document was filed as an exhibit to UCN’s current report on Form 8-K dated September 29, 2004 filed with the Securities and Exchange Commission on October 4, 2004, and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: January 10, 2005	By:	/s/ Paul Jarman
Paul Jarman, President